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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: February 23, 2006
                       ---------------------------------
                       (DATE OF EARLIEST EVENT REPORTED)

                       CITICORP MORTGAGE SECURITIES, INC.
                       ----------------------------------
                            (Packager and Servicer)

(Issuer in Respect of the CMALT Series 2005-A1 REMIC Pass-Through Certificates)
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           Delaware               000-16107, 333-109722       13-3408717
-----------------------------    -----------------------   -------------------
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NOS.)    (I.R.S. EMPLOYER
      OF ORGANIZATION)                                     IDENTIFICATION NO.)

1000 Technology Drive, O'Fallon, Missouri                     63368
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)

Registrant's Telephone Number, including area code (636) 261-1313
                                                   --------------

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(FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST
REPORT.)

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Item 7.01. Regulation FD Disclosure.
           ------------------------


Attached as Exhibit I is the mortgage loan tape for the Citicorp Mortgage Securities, Inc. CMALT Series 2005-A1 REMIC Pass-Through Certificates.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     CITICORP MORTGAGE SECURITIES, INC.
                                     (Registrant)



                                     By: /s/ Howard Darmstadter
                                        ------------------------------
                                        Howard Darmstadter
                                        Assistant Secretary


Dated: February 23, 2006





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                                  EXHIBIT INDEX


      Exhibit No.
      -----------
          99.1             Mortgage loan tape









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